Equity-Based Compensation (Tables)	9 Months Ended
Mar. 31, 2026
Equity [Abstract]
Schedule of RSU Activity

The following table summarizes the RSU activity for the three months ended March 31, 2026 (in thousands, except per share amounts):

	Restricted Stock Units	Weighted Average Price
Outstanding at beginning of period	—	$—
Granted	682,685	$27.16
Exercised	—	$—
Forfeited	—	$—
Vested	—	$—
Outstanding at end of period	682,685	$27.16